UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 25, 2007

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

           001-11001                                  06-0619596
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    (Commission File Number)              (IRS Employer Identification No.)


    3 High Ridge Park, Stamford, Connecticut                06905
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    (Address of principal executive offices)              (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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           (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01      Other Events
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               The information set forth in the press release issued by Citizens Communications Company on July 25, 2007, announcing revised start time for its second quarter 2007 earnings conference call and webcast, attached hereto as Exhibit 99.1, is incorporated herein by reference. The Company still plans to release its second quarter 2007 results on Wednesday, August 1, 2007, before the market opens.

Item 9.01      Financial Statements and Exhibits
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         (d)   Exhibits

               99.1 Press Release of Citizens Communications Company released on July 25, 2007.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CITIZENS COMMUNICATIONS COMPANY


Date:  July 25, 2007            By:/s/ Robert J. Larson
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                                     Robert J. Larson
                                     Senior Vice President and Chief
                                     Accounting Officer